Contingencies and guarantees	12 Months Ended
Dec. 31, 2018
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Contingencies and guarantees

30. Contingencies and guarantees

Security incidents

In 2016, the Group was notified of (a) a security incident at a number of Kimpton hotels that resulted in unauthorised access to guest payment card data, and (b) security incidents at a number of IHG branded hotels including the installation of malware on servers that processed payment cards used at restaurants and bars of 12 IHG managed properties, together the Security Incidents. A provision of $5m was made at 31 December 2016 (see note 19), to cover the estimated cost of reimbursing the impacted card networks for counterfeit fraud losses and related expenses. During the year, the Group has reached agreement with the card networks on the assessments payable, $3m in total, the vast majority of which have been settled under the Group’s insurance programme, with the balance expected to be similarly recovered. As a consequence, a provision is no longer required at 31 December 2018.

The Group may also be exposed to investigations regarding compliance with applicable State and Federal data security standards, and legal action from individuals and organisations impacted by the Security Incidents. Due to the general nature of the regulatory enquiries received and class action filings to date, other than mentioned below, it is not practicable to make a reliable estimate of the possible financial effects of any such claims on the Group at this time. These contingent liabilities are potentially recoverable under the Group’s insurance programmes, although specific agreement will need to be reached with the relevant insurance providers at the time any claim is made.

To date, four lawsuits have been filed against IHG entities relating to the Security Incidents. One of these has been withdrawn and a preliminary settlement, expected to be not more than $2m, has been agreed in respect of another lawsuit, although this is expected to be recovered from insurance.

Tax

Tax related developments during 2018 have confirmed that the Group no longer considers itself at risk of exposure to the outcome of the EU’s State Aid investigation into the UK’s Controlled Foreign Company rules.

Other

In limited cases, the Group may provide performance guarantees to third-party hotel owners to secure management contracts. At 31 December 2018, the amount included within trade and other payables in the Financial Statements was $3m (2017: $6m) and the maximum unprovided exposure under such guarantees was $42m (2017: $31m).

At 31 December 2018, the Group had outstanding letters of credit of $29m (2017: $35m) mainly relating to self insurance programmes.

The Group may guarantee bank loans made to facilitate third-party ownership of hotels under IHG management or franchise contracts. At 31 December 2018, there were guarantees of $43m in place (2017: $54m).

From time to time, the Group is subject to legal proceedings the ultimate outcome of each being always subject to many uncertainties inherent in litigation. In particular, the Group is currently subject to the claims listed under ‘Legal proceedings’ on page 192. The Group has also given warranties in respect of the disposal of certain of its former subsidiaries. It is the view of the Directors that, other than to the extent that liabilities have been provided for in these Financial Statements, it is not possible to quantify any loss to which these proceedings or claims under these warranties may give rise, however, as at the date of reporting, the Group does not believe that the outcome of these matters will have a material effect on the Group’s financial position.

At 31 December 2018, the Group had no other contingent liabilities (2017: $nil).